Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Christopher Esposito, Chief Executive Officer and Chief Financial Officer, in connection with the Report on Form 10-Q of Peer to Peer Network for the quarter ended March 31, 2015 (the "Report"), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Peer to Peer Network.

/s/ Christopher Esposito
Christopher Esposito
Chief Executive Officer and Chief Financial Officer

Dated: July 2, 2015